Fees Summary	Nov. 08, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,230,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	800,713.00
Total Offset Amount	0.00
Net Fee	$ 800,713.00
Final Prospectus	false